UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14th, 2014

Commission File Number: 333-152002

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	26-1574051 (I.R.S. Employer Identification No.)

825 Lebourgneuf Blvd, Suite 315

Quebec, QUEBEC G2J 0B9

(Address of principal executive offices)

Tel: 1-418-781-2954

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As part of the Company’s financial strategy of the Beauport Project Acquisition, which closed on October 14th, 2014; the Company authorized the Issuance of up to $5,500,000 in debt.

The Company secured a total of $4,516,940 from qualified investors in the form of a convertible Debt instrument. The Company has obligated itself thereto by Issuing a series of four separate three year convertible Notes totaling $5,500,000. The Notes are wholly secured by an assignment of a First Ranking Mortgage on the Beauport property in favor of Computershare, which acts as the independent collateral agent for the investors and paying agent for the debt-holders for both principal and interest.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notes, Series A, B, C & D
99.2	ComputerShare Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31st, 2014

ROI LAND INVESTMENTS, LTD.

_/S/ Sebastian Cliche

By:   Sebastian Cliche, Director